UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report
Dated December 23, 2009
of
AGCO CORPORATION
A Delaware Corporation
IRS Employer Identification No. 58-1960019
SEC File Number 1-12930
4205 River Green Parkway
Duluth, Georgia 30096
(770) 813-9200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 1.02. Termination of a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On December 22, 2009, AGCO Corporation (the “Company”) replaced its U.S. and Canadian wholesale accounts receivable securitization facilities with new receivables sales agreements with AGCO Finance LLC (“AGCO Finance”) and AGCO Finance Canada, Ltd. (“AGCO Finance Canada”) to provide for the ongoing sale of the Company’s U.S. and Canadian wholesale accounts receivable on a non-recourse basis. AGCO Finance and AGCO Finance Canada, which provide retail and wholesale financing of the Company’s products, are both owned 51% by Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland,” New York Branch, and 49% by the Company.
As part of the new arrangements, the Company entered into: (i) a Receivables Purchase Agreement with AGCO Finance for the ongoing sale by the Company to AGCO Finance of accounts receivable owing to the Company from dealers in the United States (the “U.S. Receivables Purchase Agreement”); and (ii) a Receivables Purchase Agreement with AGCO Canada, Ltd. (“AGCO Canada”), which is a wholly-owned subsidiary of the Company, and AGCO Finance Canada for the ongoing sale by AGCO Canada to AGCO Finance Canada of accounts receivable owing to AGCO Canada from Canadian dealers (the “Canadian Receivables Purchase Agreement”). As of December 22, 2009, receivables from United States dealers of $344.9 million and receivables from Canadian dealers of $111.7 million Canadian dollars, which previously had been sold through the securitization facilities, were sold to, respectively, AGCO Finance and AGCO Finance Canada.
As part of this transaction, the existing securitization facilities, under which AGCO sold accounts receivable owing from AGCO dealers in the United States and Canada to certain purchasers, were terminated.
The information required by these Items with respect to material relationships between the Company and any of the parties to the subject agreements are set forth under the heading “Related Parties” on page 45 of the Company’s Form 10-K filed on February 27, 2009 and is incorporated herein by reference.
A copy of the U.S. Receivables Purchase Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference. A copy of the Canadian Receivables Purchase Agreement is filed herewith as Exhibit 10.2 and is incorporated herein by reference. The foregoing descriptions of the U.S. Receivables Purchase Agreement and the Canadian Receivables Purchase Agreement are qualified in their entirety by reference to the respective agreements.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

10.1	U.S. Receivables Purchase Agreement, dated December 22, 2009, by and between AGCO Corporation and AGCO Finance LLC.

10.2	Canadian Receivables Purchase Agreement, dated December 22, 2009, by and among AGCO Corporation, AGCO Canada, Ltd. and AGCO Finance Canada, Ltd.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGCO Corporation
By:	/s/ Andrew H. Beck
Andrew H. Beck
Senior Vice President and Chief Financial Officer

Dated: December 23, 2009